EXHIBIT 99.1

SPRINGLEAF FINANCE CORPORATION

OFFERS TO EXCHANGE

300,000,000 aggregate principal amount of 6.000% Senior Notes due 2020, which have been registered under the Securities Act of 1933, for $300,000,000 aggregate principal amount of outstanding 6.000% Senior Notes due 2020.

$650,000,000 aggregate principal amount of 7.750% Senior Notes due 2021, which have been registered under the Securities Act of 1933, for $650,000,000 aggregate principal amount of outstanding 7.750% Senior Notes due 2021.

$300,000,000 aggregate principal amount of 8.250% Senior Notes due 2023, which have been registered under the Securities Act of 1933, for $300,000,000 aggregate principal amount of outstanding 8.250% Senior Notes due 2023.

THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                       , 2013 (THE “EXPIRATION DATE”) UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON                           , 2013.

The Depositary for the Exchange Offers is:
WILMINGTON TRUST, N.A.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH BELOW, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH BELOW WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

Wilmington Trust, National Association

By Regular, Registered or Certified Mail,

By Overnight Courier or by Hand:

By Facsimile: (302) 636-4139. Attention: Sam Hamed	Corporate Capital Markets Rodney Square North 1100 Wilmington, Delaware 19890-1626 Attention: Sam Hamed	Confirm by Telephone: (302) 636-6181

Holders of Old Notes (as defined below) should complete this Letter of Transmittal either if certificates representing Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at the book-entry transfer facility specified by the holder pursuant to the procedures set forth in “The Exchange Offers—Book-Entry Transfer” and “The Exchange Offers—Procedures for Tendering” in the Prospectus (as defined below) and an “Agent’s Message” (as defined below) is not delivered. If tender is being made by book-entry transfer, the holder must have an Agent’s Message delivered in lieu of this Letter of Transmittal.

As used in this Letter of Transmittal, the term “holder” with respect to the Exchange Offers (as defined below) means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or the book-entry transfer facility whose name appears on the security listing as the owner of the Old Notes.

The undersigned acknowledges receipt of the Prospectus dated           , 2013 (as it may be amended or supplemented from time to time, the “Prospectus”) of Springleaf Finance Corporation, an Indiana corporation (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Company’s offers (the “Exchange Offers”) to exchange an aggregate principal amount of up to $300,000,000 6.000% Senior Notes due 2020, (the “Old 2020 Notes”), $650,000,000 7.750% Senior Notes due 2021, (the “Old 2021 Notes”) and $300,000,000 8.250% Senior Notes due 2023 (the “Old 2023 Notes” and together with the Old 2020 Notes and Old 2021 Notes, the “Old Notes”), that were originally sold pursuant to a private offering, for a corresponding and like aggregate principal amount of the Company’s 6.000% Senior Notes due 2020 (the “New 2020 Notes”), 7.750% Senior Notes due 2021 (the “New 2021 Notes”) and 8.250% Senior Notes due 2023 (the “New 2023 Notes” and, together with the New 2020 Notes and the New 2021 Notes, the “New Notes”), that have been registered under the Securities Act of 1933, as amended (the “Securities Act”).

For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New 2020 Notes will accrue interest at a rate of 6.000% per annum payable on June 1 and December 1 of each year, commencing December 1, 2013.  The New 2021 Notes will accrue interest at a rate of 7.750% per annum payable on April 1 and October 1 of each year, commencing April 1, 2014.  The New 2023 Notes will accrue interest at a rate of 8.250% per annum payable on April 1 and October 1 of each year, commencing April 1, 2014.

Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE BACK PAGE OF THIS LETTER OF TRANSMITTAL.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offers.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
CAREFULLY BEFORE CHECKING ANY BOX BELOW.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts of Old Notes should be listed on a separate signed schedule affixed hereto.

All Tendering Holders Complete Box 1:

Box 1*
Description of Old Notes Tendered Herewith

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))	Certificate or Registration Number(s) of Old Notes**	Aggregate Principal Amount Represented by Old Notes	Aggregate Principal Amount and Series of Old Notes Being Tendered***

*	If the space provided is not adequate, list the certificate numbers and principal amount of Old Notes on a separate signed schedule and attach the list to this Letter of Transmittal.

**	Need not be completed by book-entry holders.

***

The minimum permitted tender is $2,000 in principal amount. All tenders must be in integral multiples of $1,000 in principal amount. Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See Instruction 2.

Box 2
Book-Entry Transfer

☐                                    CHECK HERE IF CERTIFICATED OLD NOTES ARE BEING DELIVERED WITH THIS LETTER OF TRANSMITTAL AND THE HOLDER WISHES TO RECEIVE NEW NOTES IN BOOK-ENTRY FORM

Name of Institution:

Account Number:

Holders of Old Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through DTC’s Automated Tender Offer Program (“ATOP”) for which the transaction will be eligible. DTC participants that are accepting the Exchange Offers must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offers through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. Holders of Old Notes in certificated form will be eligible to receive New Notes in book-entry form through DTC’s Deposit/Withdrawal at Custodian (“DWAC”) system.  The DTC participant that will act as custodian of such holder’s New Notes must contact the Depositary at the address or telephone number above at least five business days prior to the Expiration Date to effect the DWAC transfer.

Box 3
Return of Non-Exchanged Old Notes
Tendered by Book-Entry Transfer

☐                                    CHECK HERE IF OLD NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

Box 4
Participating Broker-Dealer

☐                                    CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND TEN (10) OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the New Notes in the ordinary course of business and has no arrangement or understanding with any person to participate in a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offers with respect to Old Notes acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who purchased Old Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Company the aggregate principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offers (including, if any of the Exchange Offers are extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered herewith.

The undersigned hereby irrevocably constitutes and appoints the Depositary as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company, in connection with the Exchange Offers) with respect to the tendered Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Old Notes, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (2) present and deliver such Old Notes for transfer on the books of the Company and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offers.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby, (b) when such tendered Old Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Old Notes tendered for exchange are not subject to any adverse claims or proxies when accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, and that neither the holder of such Old Notes nor any such other person is an “affiliate”, as such term is defined in Rule 405 under the Securities Act, of the Company.

The undersigned also acknowledges that these Exchange Offers are being made based on the Company’s understanding of an interpretation by the staff of the Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Morgan Stanley & Co. Incorporated (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling, dated July 2, 1993, or similar no-action letters, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offers may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such New Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, a distribution of such New Notes and has no arrangement or understanding with any person to participate in the distribution of such New Notes. If a holder of the Old Notes is an affiliate of the Company, is not acquiring the New Notes in the ordinary course of its business, is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offers, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive the New Notes for its own account in exchange for the Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale or transfer of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Depositary to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreements, dated as of May 23, 2013, relating to the Old 2020 Notes, and September 24, 2013 relating to the Old 2021 Notes and Old 2023 Notes, each among the Company, and the initial purchasers referred to therein and agreements granting registration rights to certain holders of Old Notes (the “Registration Rights Agreements”), and that the Company shall have no further obligations or liabilities thereunder except as expressly provided therein. The undersigned will comply with its obligations under the Registration Rights Agreements.

The Exchange Offers are subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offers —Certain Conditions to the Exchange Offers.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offers. In addition, the Company may amend any of the Exchange Offers at any time prior to the Expiration Date if any of the conditions set forth under “The Exchange Offers—Certain Conditions to the Exchange Offers” occur.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, administrators, trustees in bankruptcy and legal representatives of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the terms of this Letter of Transmittal.

Unless otherwise indicated herein in the box entitled “Special Registration Instructions” below, please deliver the New Notes (and, if applicable, substitute certificates representing the Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Old Notes, please credit the account indicated above. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Notes (and, if applicable, substitute certificates representing the Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes Tendered Herewith.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES TENDERED HEREWITH” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX.

Box 5
SPECIAL REGISTRATION INSTRUCTIONS
(See Instructions 4 and 5)

To be completed ONLY if certificates for the Old Notes not tendered and/or certificates for the New Notes are to be issued in the name of someone other than the registered holder(s) of the Old Notes whose name(s) appear(s) above.

Issue:	☐	Old Notes not tendered to:

	☐	New Notes to:

Name(s):
(Please Type or Print)

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 6
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4 and 5)

To be completed ONLY if certificates for the Old Notes not tendered and/or certificates for the New Notes are to be sent to someone other than the registered holder(s) of the Old Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail:	☐	Old Notes not tendered to:

	☐	New Notes to:

(Please Type or Print)

Name(s):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 7
TENDERING HOLDER(S) SIGN HERE
(Complete accompanying substitute Form W-9)

Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of the Old Notes exactly as their name(s) appear(s) on the Old Notes hereby tendered or by any person(s) authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 4.

(Signature(s) of Holder(s))

Date

Name(s):

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(If Required—See Instruction 4)

Authorized Signature:

Date

Name(s):

Title

Name of Firm:

Address of Firm:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 8
PAYER’S NAME: Springleaf Finance Corporation

Substitute Form W-9

Department of the Treasury Internal Revenue Service

Name

Social Security Number OR Employer Identification Number

Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

Signature	Date

Part 2 — Certification—UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

(1)                                 The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)                                 I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)                                 I am a U.S. person (including a U.S. resident alien).

CERTIFICATE INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

Part 3 — Awaiting TIN ☐

Payer’s Request for Taxpayer Identification Number (TIN)

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here

Signature

Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld and remitted to the IRS as backup withholding.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All Section references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

1.                                      List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

2.                                      Circle the minor’s name and furnish the minor’s social security number.

3.                                      You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

4.                                      List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office or the Social Security Administration’s website (http://www.ssa.gov), or Form SS-4, Application for Employer Identification Number, from the IRS or the IRS’s website (http://www.irs.gov).

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•                  An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•                  The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•                  An international organization or any agency or instrumentality thereof.

•                  A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•                  A corporation.

•                  A financial institution.

•                  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•                  A real estate investment trust.

•                  A common trust fund operated by a bank under Section 584(a).

•                  An entity registered at all times during the tax year under the Investment Company Act of 1940.

•                  A middleman known in the investment community as a nominee or custodian.

•                  A futures commission merchant registered with the Commodity Futures Trading Commission.

•                  A foreign central bank of issue.

•                  A trust exempt from tax under Section 664 or described in Section 4947.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAX-PAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice.—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1)                                 Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)                                 Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)                                 Criminal Penalty for Falsifying Information.— Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

General

Please do not send certificates for Old Notes directly to the Company. Your certificates for Old Notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Depositary at the address set forth on the first page hereof. The method of delivery of Old Notes, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

1.              Delivery of this Letter of Transmittal. A holder of Old Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Depositary at its address set forth above on or prior to the Expiration Date or (ii) complying with the procedure for book-entry transfer described below.

No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

2.              Partial Tenders; Withdrawals. Tenders of Old Notes will be accepted only in the principal amount of $2,000 and integral multiples of $1,000. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder(s) must fill in the aggregate principal amount of Old Notes tendered in the column entitled “Description of Old Notes Tendered Herewith” in Box 1 above. A newly issued certificate for the Old Notes submitted but not tendered will be sent to such holder promptly after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Old Notes delivered to the Depositary will be deemed to have been tendered in full unless otherwise clearly indicated.

Old Notes tendered pursuant to the Exchange Offers may be withdrawn at any time prior to the Expiration Date, after which tenders of Old Notes are irrevocable.

To be effective with respect to the tender of Old Notes, a written notice of withdrawal (which may be by telegram, telex, facsimile or letter) must: (i) be received by the Depositary at the address for the Depositary set forth above before the Company notifies the Depositary that it has accepted the tender of Old Notes pursuant to the Exchange Offers; (ii) specify the name of the person who tendered the Old Notes to be withdrawn; (iii) identify the Old Notes to be withdrawn (including the principal amount of such Old

Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Old Notes and the principal amount of Old Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Old Notes exchanged; (v) specify the name in which any such Old Notes are to be registered, if different from that of the withdrawing holder; and (vi) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Depositary will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offers. Any Old Notes which have been tendered for exchange but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent’s account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offers. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption “The Exchange Offers-Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.

Neither the Company, any affiliate or assigns of the Company, the Exchange Agent, the Depositary nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

3.              Beneficial Owner Instructions. Only a holder of Old Notes (i.e., a person in whose name Old Notes are registered on the books of the registrar or, or, in the case of Old Notes held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Old Notes who wishes to accept the Exchange Offers must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the “Beneficial Owner Instructions to Registered Holder” form accompanying this Letter of Transmittal.

4.              Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of the Old Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates (or on such security listing) without alteration, addition, enlargement or any change whatsoever.

If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Old Notes.

When this Letter of Transmittal is signed by the registered holder(s) of Old Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If, however, this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes listed or the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder(s) of the Old Notes, such Old Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in each case signed exactly as the name or names of the registered holder(s) appear(s) on the Old Notes and the signatures on such certificates must be guaranteed by an Eligible Guarantor Institution.

If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, submit proper evidence satisfactory to the Company, in its sole discretion, of such persons’ authority to so act.

Endorsements on certificates for the Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Guarantor Institution”).

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Old Notes are tendered: (i) by a registered holder (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) who has not completed the box entitled “Special Registration Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution.

5.              Special Registration and Delivery Instructions. Tendering holders should indicate, in the applicable Box 4 or Box 5, the name and address in/to which the New Notes and/or certificates for Old Notes not exchanged are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number or social security number of the person named must also be indicated. A holder tendering the Old Notes by book-entry transfer may request that the Old Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate. See Box 3.

If no such instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder’s account at the applicable book-entry transfer facility.

6.             Transfer Taxes. The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of the Old Notes to it or its order pursuant to the Exchange Offers. If, however, the New Notes are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to the Company or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

7.              Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offers set forth in the Prospectus.

8.              Mutilated, Lost, Stolen or Destroyed Securities. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed, should promptly contact the Depositary at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been completed.

9.              No Conditional Tenders; No Notice of Irregularities. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange. The Company reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company’s interpretation of the terms and conditions of the Exchange Offers (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent, the Depositary nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Depositary that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Depositary to the tendering holder promptly following the Expiration Date.

10.       Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the last page hereof.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF OLD NOTES) OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, a tendering holder whose Old Notes are accepted for exchange may be subject to backup withholding unless the holder provides Wilmington Trust, N.A. as Paying Agent (the “Paying Agent”), with either (i) such holder’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Notes is awaiting a TIN), (B) that the holder of Old Notes is not subject to backup withholding because (x) such holder of Old Notes is exempt from backup withholding, (y) such holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Old Notes that he or she is no longer subject to backup withholding and (C) that the holder of Old Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Notes is an individual, the TIN is such holder’s social security number. If the Paying Agent is not provided with the correct TIN, the holder of Old Notes may also be subject to certain penalties imposed by the Internal Revenue Service and any payments that are made to such holder may be subject to backup withholding (see below).

Certain holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Old Notes should indicate their exempt status on the Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8BEN can be obtained from the Paying Agent or from the IRS’s website (http://www.irs.gov). See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions. Holders are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the holder of Old Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal

Revenue Service, provided the required information is furnished. The Paying Agent cannot refund amounts withheld by reason of backup withholding.

A holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the surrendering holder of Old Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Old Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent and, if the Paying Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

The holder of Old Notes is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

The Exchange Agent

Wilmington Trust, National Association

Corporate Capital Markets

Rodney Square North

1100 Wilmington,

Delaware 19890-1626

Attention: Sam Hamed

Phone: (302) 636-6181

E-mail: shamed@wilmingtontrust.com